UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 11, 2009
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2009, the Board of Directors of DeVry Inc. (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws, as amended (the “By-Laws”), which amendments took effect upon adoption by the Board of Directors.  Specifically, Article II, Section 8 of the By-Laws was amended to, among other things:

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Change the advance notice deadlines for director nominations and stockholder proposals such that any nomination or proposal must be given and received by the Company at the principal executive offices of the Company, (i) with respect to an annual meeting of stockholders, at least 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first sent or given to stockholders;

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Expand the disclosure a stockholder must provide, under the Company’s advance notice by-law, when submitting a proposal for consideration at an annual or special stockholders meeting, or to nominate for election as directors at any stockholders meeting, to include, among other things, disclosure of derivative transactions in the Company’s stock and arrangements among stockholders and other associated persons;

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Provide that the stockholder notice provisions of Article II, Section 8 shall be the exclusive means for a stockholder to bring business before an annual or special stockholders meeting, or to nominate persons for elections as directors at any stockholders meeting duly called for the election of directors, other than any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”); and

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Clarify that any adjournment or postponement of a stockholders’ meeting or the announcement thereof will not commence a new time period for the giving of a stockholder’s notice regarding proposals or director nominations.

The advance notice provisions, as amended, do not affect stockholder proposals pursuant to Rule 14a-8 under the Exchange Act or the rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

A complete copy of the By-Laws, as amended, is attached hereto as Exhibit 3.1.  The description of the amendments to the By-Laws contained herein is qualified in its entirety by the complete text of the amendments, which are attached hereto as Exhibit 3.2 and incorporated by reference into this item.

Item 9.01  Financial Statements and Exhibits.

3.1   Amended and Restated By-Laws of DeVry Inc., as amended as of February 11, 2009.
3.2   Amendments to Amended and Restated By-Laws of DeVry Inc., effective February 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date:	February 17, 2009	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws of DeVry Inc., as amended as of February 11, 2009
3.2	Amendments to Amended and Restated By-Laws of DeVry Inc., effective February 11, 2009.